UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2019

AMESITE INC.

(Name of registrant in its charter)

Delaware	000-55804	82-1433756
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

205 East Washington Street, Suite B

Ann Arbor, Michigan 48104

(Address of principal executive offices)

(650) 516-7633

(Registrant’s telephone number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 15, 2019, Amesite Inc. (the “Company”) entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “Investors”) for the sale of an aggregate of 1,000,000 shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”), for gross proceeds of $2,000,000, before deducting placement agent and other offering expenses in connection with the closing of a private placement offering.

The Company also entered into separate registration rights agreements (the “Registration Rights Agreements”) with the Investors, pursuant to which the Company agreed to undertake to file a registration statement to register the resale of the Shares within sixty (60) days following the final closing date of the offering (the “Final Closing”), to cause such registration statement to be declared effective within one hundred fifty (150) days following the Final Closing, and to maintain the effectiveness of the registration statement until all of such Shares have been sold or are otherwise able to be sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without any restrictions.

A FINRA-registered broker-dealer acted as placement agent with respect to the private placement offering and will receive a non-refundable retainer of $50,000, a cash commission of $200,000 from the sale of securities, and warrants to purchase up to 200,000 shares of Common Stock. The broker-dealer will also be paid up to $75,000 for expenses. Additionally, the placement agent has a right of first refusal to act as the Company’s exclusive financial advisor or investment banker on future transactions for a period of twelve (12) months from the termination date of the private placement offering.

The Shares were offered and sold solely to “accredited investors” in reliance on the exemption from registration afforded by Rule 506 of Regulation D under Section 4(a)(2) of the Securities Act of 1933.

The foregoing descriptions of the Subscription Agreements and the Registration Rights Agreements are not complete and are qualified in their entirety by reference to the full text of the Subscription Agreements and the Registration Rights Agreements, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information regarding the issuance of Common Stock in the private placement offering set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement
10.2	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMESITE INC.

Date: August 21, 2019	By:	/s/ Ann Marie Sastry
Ann Marie Sastry, Ph.D Chief Executive Officer